Prospectus and Statement of Additional Information Supplement
September 14, 2002*

IDS Life Series Fund, Inc. (June 28, 2002)
  Equity Portfolio
  Equity Income Portfolio
  Government Securities Portfolio
  Income Portfolio
  International Portfolio
  Managed Portfolio
  Money Market Portfolio

Prospectus S-6191-99 T (6/02)

Statement of Additional Information S-6191-20 T (6/02)

SHAREHOLDER MEETING
At the regular meeting of shareholders scheduled to be held on November 13, 2002, in addition to electing Board members and ratifying the independent auditors, shareholders will vote on the following proposals:

1. Voting Procedures. Shareholders will be asked to approve a change from share-based voting to dollar-based voting. If approved, voting rights will be based on a shareholder's total dollar interest in the fund, rather than on the number of shares owned. As a result, voting power will be allocated in proportion to the value of each shareholder's investment.

2. Investment Management Services Agreement. Shareholders will be asked to (a) combine all investment roles within American Express Financial Corporation
(AEFC) under one contract and (b) to make a change to the expense allocation. If approved, AEFC would assume both the role of investment manager, currently held by IDS Life Insurance Company, and the role of investment adviser, currently held by AEFC. This will combine all investment roles within one entity and one contract. The change will not affect the management of the funds and will not change the fees paid by the fund. The proposed change in the expense allocation would allow the fund to pay expenses incurred in connection with lending of portfolio securities of the fund. The change will increase the fees paid by the fund, but under normal circumstances this increase will be more than offset by the revenue generated by securities lending. The proposed change in expense allocation also would allow the fund to pay other expenses approved by the Board from time to time.

3. Approval of Subadvisory Agreements. Shareholders will be asked to approve a policy authorizing AEFC (the fund's investment adviser), subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval. If there is a change in subadvisers, within 90 days shareholders will receive an information statement that includes all of the information that is included in a proxy statement.



S-6191-26 A (9/02)

*Valid until further notice